*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 12, 2015

EXTREME NETWORKS, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: September 21, 2015 Date: November 12, 2015 Time: 8:00 AM EST Location: 9 Northeastern Boulevard Salem, New Hampshire 03079
EXTREME NETWORKS, INC. 145 RIO ROBLES SAN JOSE, CA 95134

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement         2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 29, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you
vote FOR the following:

1.

Election of Directors

Nominees

01

John H. Kispert

02

Charles Carinalli

03

Kathleen M. Holmgren

04

Raj Khanna

05

Edward H. Kennedy

06

Edward B. Meyercord III

07

John C. Shoemaker

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

2.

To approve a non-binding advisory resolution regarding executive compensation.

3.

To ratify the appointment of KPMG LLP, independent registered public accounting firm, as independent auditors for Extreme Networks, Inc. for the fiscal year ending June 30, 2016.

4.

To ratify Amendment No. 3 of the Company's Amended and Restated Rights Agreement, dated as of April 26, 2012, as amended, to extend the Agreement until May 31, 2016.

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

EXTREME NETWORKS, INC.
Proxy for the Annual Meeting of Stockholders
To be held on Thursday, November 12, 2015 8:00 AM
Solicited by the Board of Directors

The undersigned hereby appoints Mssrs. Edward B. Meyercord III and John H. Kispert, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Extreme Networks, Inc., a Delaware Corporation, which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of Extreme Networks, Inc. to be held at 9 Northeastern Boulevard, Salem, NH 03079, on Thursday, November 12, 2015 at 8:00 AM local time, and at any adjournment or postponement thereof (1) as hereby specified on the proposals listed on the reverse side and as more particularly described in Extreme Networks, Inc.'s Proxy Statement dated October 2, 2015. ("Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon other such matters as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, and 4 SET FORTH IN THE PROXY STATEMENT.

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Continued and to be signed on reverse side